Exhibit 10.6

ORDER FOR SUPPLIES OR SERVICES	PAGE 1 OF 6
1. CONTRACT/PURCH. ORDER/ AGREEMENT NO. M67854-07-D-5031	2. DELIVERY ORDER/ CALL NO. 0003	3. DATE OF ORDER/CALL ( YYYYMMMDD) 2007 Apr 23	4. REQ./ PURCH. REQUEST NO. See Schedule	5. PRIORITY
6. ISSUED BY MARCORSYSCOM 2200 LESTER STREET QUANTICO VA	CODE M67854	7. ADMINISTERED BY (if other than 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080	CODE S1103A	8. DELIVERY FOB ☒ DESTINATION ☐ OTHER (See Schedule if other)
9. CONTRACTOR FORCE PROTECTION INDUSTRIES, INC NAME DAMON WALSH AND 9801 HIGHWAY 78, #1 ADDRESS LADSON SC 29456	CODE 1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date) ( YYYYMMMDD) SEE SCHEDULE	11. MARK IF BUSINESS IS ☒ SMALL ☐ SMALL DISADVANTAGED ☐ WOMEN-OWNED
12. DISCOUNT TERMS Net 30 days
13. MAIL INVOICES TO THE ADDRESS IN BLOCK See Item 15
14. SHIP TO RECEIVING OFFICER/SPAWARSYSCEN CHARLESTON PETE WARD, CODE 616PW 09C11 BLDG 3112 M/F BROOKS O’STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-1639	CODE N65236	15. PAYMENT WILL BE MADE BY DFAS COLUMBUS SOUTH ENTITLEMENT OPS P.O. BOX 182264 COLUMBUS OH 43218-2264	CODE HQ0338	MARK ALL PACKAGES AND PAPERS W ITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
16. TYPE OF ORDER	DELIVERY/ CALL ☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE	Reference your quote dated Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE

ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS

AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

FORCE PROTECTION INDUSTRIES INC	/s/ Otis Byrd	DIRECTOR OF CONTRACTS	4/24/07
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
☒ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE See Schedule
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
SEE SCHEDULE
24. UNITED STATES OF AMERICA TEL: 703-432-3650/5017 EMAIL: lynn.frazier@usmc.mil BY: LYNN FRAZIER	/s/ Lynn Frazier CONTRACTING / ORDERING OFFICER	25. TOTAL	$458,600,800.00
*If quantity accepted by the Government is same as quantity orders, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.	26. DIFFERENCES
27a. QUANTITY IN COLUMN 20 HAS BEEN ☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	c. DATE (YYYYMMMDD)	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO. ☐ PARTIAL ☐ FINAL	29. DO VOUCHER NO.	30. INITIALS
32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	31. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	34. CHECK NUMBER
35. BILL OF LADING NO.
36. I certify this account is correct and proper for payment.
a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40.TOTAL CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
DD Form 1155, DEC 2001	PREVIOUS EDITION IS OBSOLETE.